Fee and commission income (Details 2) $ in Thousands	Dec. 31, 2020 USD ($)
Ordinary income expected to be recognized on the contracts	$ 3,041
Due within 1 year
Ordinary income expected to be recognized on the contracts	1,917
1 to 2 years
Ordinary income expected to be recognized on the contracts	361
More than 2 years
Ordinary income expected to be recognized on the contracts	$ 763